AXA PREMIER VIP TRUST

SUPPLEMENT DATED FEBRUARY 12, 2008 TO THE PROSPECTUS DATED

MAY 1, 2007, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to provide you with information about a change to the portfolio managers of Wells Capital Management Inc. (“Wells Capital”), one of the sub-advisers to the Multimanager Small Cap Growth Portfolio (“Portfolio”).

With respect to the Portfolio, the information in the table under the heading “Management Team – The Manager and Sub-advisers” is revised with the following information.

Brandon M. Nelson, Thomas C. Ognar and Bruce C. Olson are the members of the Wells Capital Management’s Growth Equity Team who are primarily responsible for the day-to-day management of the second of two allocated portions of the Portfolio managed by Wells Capital.

Mr. Nelson, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to that, he was with Strong Capital Management, Inc. since 1996 and since October 2000, he has managed equity accounts.

Mr. Ognar, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and has managed separate and institutional accounts since 2001.

Mr. Olson, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. and has managed separate and institutional accounts since January 1998.